UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2019

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-03480	30-1133956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).
Emerging growth company  [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

MDU Resources Group, Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 7, 2019, at which the Company’s stockholders approved (i) an amendment to the restated certificate of incorporation (the “Restated Certificate of Incorporation”) of Montana-Dakota Utilities Co., formerly known as MDU Resources Group, Inc. (“Montana-Dakota”), to remove a provision that requires the vote of the stockholders of the Company, in addition to the vote of Montana-Dakota’s sole stockholder, in order for Montana-Dakota to take certain actions (the “Pass-Through Provision”), and (ii) amendments to update and modernize the Company’s amended and restated certificate of incorporation, including removing the requirement of action by a two-thirds vote of continuing directors for certain board actions (collectively, the “Company Charter Amendments”). In connection therewith, on May 7, 2019, (i) Montana-Dakota’s sole stockholder filed a certificate of amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Secretary of State”) to remove the Pass-Through Provision and (ii) the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State to effectuate the Company Charter Amendments.

The foregoing descriptions of the Certificate of Amendment and the Amended and Restated Certificate of Incorporation do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of the Certificate of Amendment and the Amended and Restated Certificate of Incorporation, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting was held on May 7, 2019. Five Company proposals were submitted to stockholders as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2019. The proposals and the results of the stockholder vote, with fractional share totals rounded to the nearest whole share, are as follows:
1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to Elect Ten Directors for One-Year Terms:
Thomas Everist	141,403,383	3,346,993	413,529	34,426,038
Karen B. Fagg	141,736,752	3,030,595	396,558	34,426,038
David L. Goodin	143,296,991	1,428,317	438,597	34,426,038
Mark A. Hellerstein	143,979,791	763,534	420,580	34,426,038
Dennis W. Johnson	141,144,852	3,585,915	433,138	34,426,038
Patricia L. Moss	141,806,136	2,962,117	395,652	34,426,038
Edward A. Ryan	143,712,113	1,010,281	441,511	34,426,038
David M. Sparby	143,977,694	755,685	430,526	34,426,038
Chenxi Wang	143,545,979	1,160,371	457,555	34,426,038
John K. Wilson	142,960,310	1,778,589	425,006	34,426,038

All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

2.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers	140,505,140	3,561,090	1,097,675	34,426,038

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

3.

	Shares For	Shares Against	Abstentions

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2019	177,162,213	1,613,620	814,110

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

4.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Approval of an Amendment to Montana-Dakota Utilities Co.'s Restated Certificate of Incorporation	143,689,378	551,978	922,549	34,426,038

The proposal was approved, having received the affirmative vote of a majority of the outstanding shares of common stock.

5.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Approval of Amendments to Update and Modernize the Company's Amended and Restated Certificate of Incorporation, Including Removing the Requirement of Action by a Two-Thirds Vote of Continuing Directors for Certain Board Actions	142,800,270	1,326,931	1,036,704	34,426,038

The proposal was approved, having received the affirmative vote of a majority of the outstanding shares of common stock.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Montana-Dakota Utilities Co.
3.2	Amended and Restated Certificate of Incorporation of MDU Resources Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019

MDU Resources Group, Inc.

By:	/s/ Daniel S. Kuntz

Daniel S. Kuntz
Vice President, General Counsel
and Secretary

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